Exhibit  32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
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                      906 OF THE SARBANES-OXLEY ACT OF 2002
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The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This  11th  day  of  August,  2003.

/S/J.  MICHAEL  WOMBLE
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J.  Michael  Womble,  President,  Chief  Executive  Officer  and  Director


/S/KATHY  HULSEY
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Kathy  Hulsey,  Chief  Financial  Officer  and  Treasurer


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